                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            ------------------------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report(Date of earliest event reported): April 27, 2001 (April 19, 2001)

                               WORLD ACCESS, INC.
               (Exact Name of Registrant as Specified in Charter)

      DELAWARE                      0-29782                   58-2398004
     (State of               (Commission File No.)         (I.R.S. Employer
   Incorporation)                                         Identification No.)

                       945 E. PACES FERRY ROAD, SUITE 2200
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)

                                 (404) 231-2025
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On April 24, 2001, World Access, Inc. filed voluntary petitions for Chapter 11 relief in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, on behalf of itself and certain of its U.S. subsidiaries.

         As previously announced, on April 4, 2001, three holders of World Access' 13.25% Senior Notes due 2008 commenced an involuntary bankruptcy case against World Access, and World Access has been in discussions with the noteholders regarding a possible restructuring of the Company's obligations since before that filing. In addition, on April 5, 2001, Deutsche Telekom disconnected circuits used by TelDaFax AG, which is 33% owned by World Access, effectively cutting off service to most of TelDaFax's German customers. Although service was subsequently restored, World Access' management concluded that great harm had been caused to the commercial prospects of TelDaFax. In light of the loss of TelDaFax's commercial prospects and the inability to reach a resolution with the noteholders that does not involve remaining in bankruptcy, the Chapter 11 filing is being made in cooperation with the noteholders and effectively converts the involuntary case into a structure in which World Access' management will work with the noteholders to finalize a plan for the sale of the Company's operations. World Access has engaged UBS Warburg to assist it in evaluating potential acquirors of World Access' various business units.

         World Access also reports that as a result of its filing delinquency with respect to its Annual Report on Form 10-K for the year ended December 31, 2000, it has received a Nasdaq Staff Determination on April 19, 2001 indicating that the Company fails to comply with the filing requirements for continued listing set forth in the Nasdaq Marketplace Rules. The World Access common stock therefore will be delisted from The Nasdaq Stock Market at the opening of business on April 27, 2001. The Company does not plan to appeal Nasdaq's decision.

         Finally, World Access reports that on April 19, 2001, Stephen J. Clearman, John P. Rigas and Lawrence C. Tucker resigned as members of the World Access Board of Directors. Walter J. Burmeister, Kirby J. Cambell, Bryan Cipoletti and John D. Phillips remain World Access directors.

         This Report may contain financial projections or other forward-looking statements made pursuant to the safe harbor provisions of the Securities Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially. These risks include: inability to obtain adequate financing or financing on terms acceptable or favorable to the Company; inability to restructure existing debt obligations; potential inability to identify, complete and integrate acquisitions; difficulties in expanding into new business activities; delays in new service offerings; the potential termination of certain service agreements or the inability to enter into additional service agreements; and other risks described in the Company's SEC filings, including the Company's Annual Report on Form 10-K for the year ended December 31, 1999, as amended, the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000, as amended, the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, and the Company's Registration Statements on Forms S-3 (No. 333-79097) and S-4 (No. 333-37750 and 333-44864), and the Company's Reports on Form 8-K dated February 21, 2001 and March 28, 2001, all of which risks are incorporated by reference into this Report.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------

 99.1                      Press Release, issued April 24, 2001

 99.2                      Press Release, issued April 26, 2001


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                             WORLD ACCESS, INC.


Date:  April 26, 2001                        By: /s/ Bryan D. Yokley
                                                --------------------------------
                                                Bryan D. Yokley
                                                Executive Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------

 99.1                      Press Release, issued April 24, 2001

 99.2                      Press Release, issued April 26, 2001